UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2006
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 27, 2006, the Compensation Committee of the Board of Directors of Lance, Inc. (the “Company”) adopted and approved the Lance, Inc. 2006 Three-Year Incentive Plan for Officers (the “Three-Year Plan”). The Three-Year Plan provides certain officers of the Company an incentive award based on the Company’s three-year average return on capital employed. Each participant is assigned a target incentive based on a percentage of current base salary. Based on audited financial statements for the fiscal years 2006 through 2008, any awards will be payable in early 2009. Awards will be paid 25% in cash, 50% in restricted stock and 25% in stock options, except for awards to the President and Chief Executive Officer of the Company, which will be paid 100% in cash. The Three-Year Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The summary of the Three-Year Plan contained herein is qualified in its entirety by reference to the full text of the Three-Year Plan.
     On April 27, 2006, the Board of Directors of the Company, on recommendation of its Compensation Committee, adopted and approved the Lance, Inc. 2006 Annual Performance Incentive Plan for Officers (the “Annual Plan”). The Annual Plan provides certain officers of the Company annual incentive awards based on specified performance measures for the branded and private label portions of the Company’s business. The performance measures are Net Sales Dollars, Gross Margin Percentage, Operating Profit Dollars, Accounts Receivable and Inventory Days, Lost Time Accident Rate and Corporate Earnings Per Share, each as defined in the Annual Plan. Each participant is assigned target incentives based on a percentage of current base salary. Based on audited financial statements for the 2006 fiscal year, any awards will be paid in cash in early 2007. The Annual Plan is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The summary of the Annual Plan contained herein is qualified in its entirety by reference to the full text of the Annual Plan.
     On April 27, 2006, the Company entered into an Amendment (the “Amendment”) to the Restricted Stock Unit Award Agreement, dated May 11, 2005 (the “RSU Agreement”), between the Company and David V. Singer. Pursuant to the Amendment, 150,000 restricted stock units, which were previously awarded to Mr. Singer and designated to be settled in cash under the RSU Agreement, have been re-designated to be settled in the Common Stock of the Company provided under the Lance, Inc. 1997 Incentive Equity Plan. The Amendment is filed as Exhibit 10.3 hereto and is incorporated herein by reference. The summary of the Amendment contained herein is qualified in its entirety by reference to the full text of the Amendment.
Item 8.01. Other Events.
     On April 28, 2006, the Company issued a press release announcing the results from its 2006 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Description

10.1*	Lance, Inc. 2006 Three-Year Incentive Plan for Officers

10.2*	Lance, Inc. 2006 Annual Performance Incentive Plan for Officers

10.3*	Restricted Stock Unit Award Agreement Amendment dated April 27, 2006 between the Company and David V. Singer

99.1	Press Release announcing results from 2006 Annual Meeting of Stockholders

*Management Contract

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC.

Date: May 3, 2006	By:	/s/ Rick D. Puckett Rick D. Puckett
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

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SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
April 27, 2006	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1*	Lance, Inc. 2006 Three-Year Incentive Plan for Officers

10.2*	Lance, Inc. 2006 Annual Performance Incentive Plan for Officers

10.3*	Restricted Stock Unit Award Agreement Amendment dated April 27, 2006 between the Company and David V. Singer

99.1	Press Release announcing results from 2006 Annual Meeting of Stockholder